Exhibit 99.1

A Single - Source Provider of Next - Generation Communications Network Services

OTCQB: SGSI | 2 Forward Looking Statements This presentation contains forward - looking statements . The statements contained in this presentation that are not statements of historical fact, including but not limited to, statements identified by the use of terms such as "anticipate," "appear," "believe," "could," "estimate,“ "expect," "hope," "indicate," "intend," "likely," "may," "might," "plan," "potential," "project," "seek,“ "should," "will," "would," and other variations or negative expressions of these terms, including statements related to expected market trends and the Company's performance, are all "forward - looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 and involve a number of risks and uncertainties . These statements are based on assumptions that management believes are reasonable based on currently available information, and include statements regarding the intent, belief or current expectations of the Company and its management . Prospective investors are cautioned that any such forward looking statements are not guarantees of future performances, and are subject to a wide range of external factors, uncertainties, business risks, and other risks identified in filings made by the company with the Securities and Exchange Commission . Actual results may differ materially from those indicated by such forward - looking statements . The Company expressly disclaims any obligation or undertaking to update or revise any forward - looking statement contained herein to reflect any change in the company's expectations with regard thereto or any change in events, conditions or circumstances upon which any statement is based except as required by applicable law and regulations .

OTCQB: SGSI | 3 Overview Spectrum Global Solutions (OTCQB: SGSI) Share Price (8/19/19) $0.06 Market Cap $2.0M TTM Revenues $38.9M Gross Margin (Q2 2019) 13.9% Shares O/S 1 35.6M Float 12.4M Insider Ownership 12% • Spectrum Global Solutions (OTCQB: SGSI) is a leading single - source provider of next - generation communications network infrastructure and maintenance solutions in the United States, Canada and the Caribbean. • Services Include: Project management, engineering services, regulatory compliance, ongoing maintenance and geo - technical studies, among others. • Experienced: Over 150,000 projects completed worldwide with tier - 1 clients. • Scalable: Platform model simplifies network deployment & maintenance by bundling disparate services with a single, cost - effective provider. • Predictable: Contracts often provide multi - year, long - term revenue streams with a 98% client re - engagement rate. • Strong Pipeline : Contract pipeline of $137 million and $10.2 million of contracted, but unrealized revenues provides financial predictability. • Experienced Management: Strong management team with decades of relevant experience and deep industry connections. Tier - 1 Customer Base: 1) As of August 23, 2019

OTCQB: SGSI | 4 Market Opportunity 3,076 4,384 5,980 8,274 12,042 17,457 2018 2019 2020 2021 2022 2023 US Mobile Data Growth (‘000 of Terabytes) Ericsson Traffic Exploration, 2018 Telcos must increase fiber connections and expand wireless coverage to meet rapidly growing demand for data US Carrier Capex Spending ($US Billions) $50.2 $51.8 $53.4 $55.2 $57.0 2017 2018 2019 2020 2021 Deployment Projected New Sites 5G 300,000 FirstNet™ national public safety system 20,000 – 40,000 Dish Network 30,000 – 50,000 Small Cell 849,000 4 - fold increase in domestic mobile data traffic $130 - 150 Billion in fiber investment is planned over the next 5 - 7 years - Deloitte +Plus: • 4G Maintenance and upgrades of 190,000 sites • IOT & BYOD technology explosion • Private new networks, facilities and building coverage • 5G IoT technology developments push bandwidth needs • Fiber network builds for backhaul needs nationwide • New FCC spectrum auctions • Legacy network decommissioning • Infrastructure 2.0 upgrades required

OTCQB: SGSI | 5 SGSI Comprehensive Services • Project Management Single - source provider, from planning and budgeting through closing of telecommunications projects • RF Design & Network Services Wireless Radio Frequency (RF) design and services, audits, planning, licensing and network optimizations • Asset Audit/Review Identify and select candidate sites, venues, nodes, hubs and routes • R.O.W / R.O.E Leasing Acquisition Zoning Zoning + land use planning & permitting • Regulatory Compliance FAA, FCC • Environment & Geotechnical Studies Feasibility and environmental studies for proposed project sites • Drone Services & Structural Mapping Drone site audits are a unique cost and time saving mapping technology • Engineering – Civil, Structural, Electrical Route optimizations, audits, investigations and mappings

OTCQB: SGSI | 6 SGSI Comprehensive Services • Permitting Building, Use, Electrical, ROW, Occupancy • Construction Management & Inspection Full - service construction planning & scheduling, feasibility studies & audits • Construction (OSP/ISP) Comprehensive services including aerial and buried cable installs, directional boring and trenching • Installation & Technical Services Telecommunications equipment installation, testing & integration • Warehousing, Procurement & Logistics Procurement, shipping, receiving, delivery storage & inventory management • Professional Services (Staffing Solutions) Professional & Technical, In - situ project resourcing, temp - to - perm • Maintenance & Decommissioning Facility, site and network maintenance services and site decommissioning 150,000+ National & International Projects Completed 138,000+ Personnel Database 70,000+ National & International Sites Engineered 8,500+ Towers, Antennas, Small Cells, Facilities Sites Constructed/Installed 3,456,000 Strand Miles Fiber Audited 586,944 Strand Miles Fiber Installed 98%+ Client Reengagements

OTCQB: SGSI | 7 Corporate Structure Spectrum Global Solutions (OTCQB: SGSI) AW Solutions • Communications infrastructure deployment services • Offers discrete and full turnkey service solutions for wireless and wireline clientele • OEM’s Carriers, PMO’s and Enterprise clients across the US, Canada and Caribbean ADEX Corp • International service organization that provides turnkey services and project staffing solutions to the telecommunications industry • Offers technical consulting & project management services • Engineering, site development & construction management services TNS • Provides global managed data communications and interoperability solutions to the payments, financial and telecommunications industries • Helps customers simplify their business operations, control costs and securely/reliably move information across the world January 2019 February 2018

OTCQB: SGSI | 8 Tier - 1 Customer Base Carriers Aggregators Original Equipment Manufacturers Utilities Project Management Organizations (PMOs) Enterprise/Government

OTCQB: SGSI | 9 Case Studies CASE STUDY Emergency Telecommunications Restoration Services Client: Tier 1 National Carriers Project Locations: Alabama, California, Florida, Louisiana, Mississippi, New Mexico, Texas Services Provided : Deployment of over 450 fully equipped copper and fiber splicers, installation and repair technicians, T - 40 line crews, engineers and other personnel to repair and restore voice and data telecommunications networks and cabling after natural disaster events. Client Benefits : Cost effective, single source, multi - region, rapid response and resource sustainable full - service vendor Revenue Value: $80 million CASE STUDY Infrastructure Development Services Client: Tier 1 National Infrastructure Aggregator Project Locations: U.S., Puerto Rico, USVI Services Provided: Site acquisition/zoning, A&E design, structural engineering, asset audits, permitting, construction management/inspection, construction, modifications, installations, logistics and procurement for the development and installation of macro sites, small cells and fiber optic networks. Client Benefits: Cost effective, single source, multi - region, discrete and turnkey vendor for full - service offerings Revenue Value: $43 million Spectrum’s Comprehensive, One - Stop - Shop Solutions Simplify Network Deployment and Ongoing Maintenance

A Changing Industry Creates Opportunities

SPECTRUM GLOBAL SOLUTIONS

Installation demand has spiked, but the supply of qualified firms remain low

- Rule Change: “Contractors must now bundle services, respond more timely, and provide seamless delivery of multilocation projects” - *Michael O'Mara, CEO, NTA*
- Telco’s expectations for contract awards have increased

Telco Criteria	Spectrum Global Solutions
Ability To Provide Comprehensive Services Through One Company	Elite, nationwide firm with full-service product offering management, engineering, construction, installation, maintenance and professional services
Established History of Excellence	34 years of experience servicing tier-1 customers worldwide
National Licensing to Service Multiple States	Professionally registered in 49 States, 3 US territories (Puerto Rico, USVI, Guam), 6 Canadian Provinces
Dedicated Engineers on Staff	Over 50 engineers on staff with over 1100 years of combined experience
OEM Expertise	Expertise includes Samsung, Nokia, Ericsson, Alcatel-Lucent and more

Enabling ~$150B in Telecom Capex Upgrades Planned Through 2023

OTCQB: SGSI | 10

OTCQB: SGSI | 11 Strategic Growth Initiatives 1. Focus Sales Team on New Service Provider Targets The inability of competitors to meet the recent increase in service provider criteria puts Spectrum in an advantageous position to win more contracts. 2. Expand Corporate Margins The low number of qualified services firms in the expanding market is raising fee pressures on competing carriers for Spectrum’s in - demand services, while the bundling of services boosts project - level margin potential. 3. Execute New OEM and PMO Partnerships New market entrants create expanded opportunities for Spectrum’s comprehensive suite of services. 4. Expand and Deepen Relationships with Current Clients Expansion of service footprint allows Spectrum to provide a wider breadth of services, fulfilling more in - demand deployment services with existing client base. 5. Execute on Coordinated Sales Strategy Leverage operating subsidiaries’ clients, services and relationships to maximize cross - selling opportunities.

Pending Acquisition – WaveTech GmbH

SPECTRUM GLOBAL SOLUTIONS

WaveTech's patented solutions make energy supply more **cost-efficient, reliable and eco-friendly**. Our proven technology and our power infrastructure services boost energy efficiency and service reliability. Cut back on expenses, waste and CO_2-emissions at the same time.

Crystal Control Technology®

Our patented Crystal Control Technology® (CCT) manipulates crystalline formations in lead acid batteries. It streamlines the electro-chemical processes that produce battery voltage and renews the active material with every charge cycle. It doubles life span and triples life cycle capacity.


3

As part of our **investment-free adoption plan …**

- … we provide and install all required equipment free of charge and calculate your prospected savings.
- Your fee constitutes a fraction of your savings potential.
- You take no risk while enjoying long-term cost-reductions and operational improvements.

Further Energy Infrastructure Services

In addition, we provide full-service or custom plans for your backup assets. We accompany you from system engineering over sizing and maintenance through to safe facility decommissioning. We are EPA and R2 certified.


&

OTCQB: SGSI | 12

OTCQB: SGSI | 13 Pending Acquisition – WaveTech GmbH Costs and Savings Potential No Investment, No Risk — WaveTech Contracting Future - proofing and cost - efficiency of networks are vital to profitable services. Our goal is making this as easy as possible for you by eliminating the biggest hurdle : the initial investment. We provide the BEAT© devices and the WaveTech Power Control Router free of charge including installation and network configuration You pay back a fraction of your savings over a contract period of 5 - 6 years. Enjoy all the benefits of our proven technology at no financial risk. In order to forecast your savings as precisely as possible, we consider a variety of factors such as … • Network scale • Technical setups • Battery types and ages • Operating cost • Performance benchmark data Since not all factors can be accurately predicted, the monthly installment can be adjusted later on.

Pending Acquisition – WaveTech GmbH

SPECTRUM GLOBAL SOLUTIONS

Proven Effectiveness of Crystal Control Technology®

Customer Cases

PACE Power Systems—Indian Telecom Service Provider (test with aged batteries)

- 12 months after installation reduction of average monthly battery aging from **3.01% to 0.21%**
- 20 months after installation battery aging was stabilized and the remaining **life time was doubled**

-15x Aging

2x Life Time

Leading European Bus & Truck Manufacturer

- Due to extreme operating conditions (cold weather / short runs / stop & start) the customer experienced regular battery failure within product warranty periods—generally after 6-18 months.
- With BEAT©, the customer has had **zero battery failures for over two years** and better starting performance. He saves €300 per saved battery replacement

0 Failures in 2 Years

Danish Distribution Centre—Electric Forklifts

- Less energy used (-16%) and less time needed (-14%) to charge treated batteries
- Increased operating hours of treated batteries (+17%)
- Increased work time efficiency (+35%)

+35%

European Battery Manufacturer over Initial 25% Battery Capacity

- The customer had been unable to reach a target of 250 charge cycles
- Without BEAT©, batteries dropped below 75% capacity after only 240 cycles; with BEAT©, they reached >340 cycles and showed an increase in capacity and charge acceptance

+36% Cycles over Target

OTCQB: SGSI | 14

OTCQB: SGSI | 15 Financial Highlights REVENUES ($M) (USD $ in Millions) TTM (June 30, 2019) TTM (June 30, 2018) Revenue $38.9 $20.0 Gross Profit $7.0 $2.5 Operating Income ($1.5) ($3.2) Net Income $0.2 ($4.7) (USD $ in Millions) Jun. 30, 2019 Dec. 31, 2018 Cash & Cash Equivalents $0.6 $0.6 Net Receivables $6.5 $6.6 Net Debt $8.8 $8.8 TTM as of June 30, 2019

OTCQB: SGSI | 16 Management Roger Ponder, CEO & Director Mr . Ponder joined Spectrum as CEO and Director in 2017 . Previously, Mr . Ponder served as President and Chief Executive Officer of Summit Broadband LLC, and Summit Capital Advisors, LLC, a provider of consulting services to private equity and institutional banking entities in the telecommunications, cable and media/internet sectors since August 2009 . Mr . Ponder has served as a member of the board of directors of InterCloud Systems, Inc . , and served as its Chief Operating Officer from November 2012 to March 2015 . From January 2005 to August 2009 , he was the President - Midwest/Kansas City Division of Time Warner Cable . Mr . Ponder started his telecommunications career with Winter Park Telephone in 1972 and after many successful years retired from Time Warner as President/CEO of Time Warner Cable - Kansas City Division in 2009 . Mr . Ponder has held many senior executive leadership positions in the telecommunications, broadband and entertainment industry with Time Warner, Sprint and United/Sprint Management Company . Keith Hayter, President & Director Mr . Hayter serves as President of Spectrum, while also operating as Chief Executive Officer and President of AW Solutions Inc . and AW Solutions Puerto Rico LLC since November 2006 , both subsidiaries of Spectrum . Previously, Mr . Hayter was the Vice President and General Manager of Alcoa Wireless Services from November 2001 to November 2006 . Mr . Hayter served as Principle and Vice President of Pacific 17 from April 1997 to November 2001 . Mr . Hayter also served as Vice President of Kercheval Engineers from April 1993 to April 1997 . Prior to his industry experience, he also served in both the US and British armies . Mr . Hayter leverages over 40 years of international industry expertise managing businesses with headcounts of over 450 personnel in multiple service locations generating revenues of over $ 120 million a year . Customer Relationships : Customer Relationships :

OTCQB: SGSI | 17 Key Takeaways • Spectrum Global Solutions (OTCQB: SGSI) is a proven single - source provider of next - generation communications network infrastructure and maintenance solutions with $41.6M in TTM revenue • Experienced: Over 150,000 projects completed worldwide with tier - 1 clients. • Scalable: Platform model simplifies network deployment & maintenance by bundling disparate services with a single, cost - effective provider. • Predictable: Contracts often provide multi - year, long - term revenue streams with a 98% client re - engagement rate. • Expanded Global Reach: Synergistic expansion of services and technology deployment through SGSI and WaveTech combined capabilities and client bases. • Strong Pipeline : Contract pipeline of $137 million and $10.2 million of contracted, but unrealized revenues provides financial predictability. • Experienced Management: Strong management team with decades of relevant experience and deep industry connections. 150,000+ National & International Projects Completed 70,000+ National & International Sites Engineered 98%+ Client Re - engagement Rate

OTCQB: SGSI | 18 Contact Company Contact Keith Hayter President khayter@spectrumgs.com (407) 260 - 0231 Investor Relations Contact Greg Falesnik

& Luke Zimmerman MZ North America Main: 949 - 259 - 4987 SGSI@mzgroup.us www.mzgroup.us Spectrum Global Solutions spectrumglobalsolutions.com 300 Crown Oak Centre Drive Longwood, FL 32750